Filed pursuant to Rule 497(a)(1)
File No. 333-159720
Rule 482ad
Fifth Street Finance Corp. Increases Its 2010 Second Quarter Dividend to $0.30 Per Share
WHITE PLAINS, N.Y., Jan. 13, 2010 (GLOBE NEWSWIRE) — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) today announced that its Board of Directors declared a cash dividend of $0.30 per share for the second fiscal quarter of 2010, an increase of 11.11% from the previous fiscal quarter, and its second consecutive increase in the quarterly dividend.
Second Quarter 2010 Record Date: March 3, 2010
Second Quarter 2010 Payment Date: March 30, 2010
“As Fifth Street originates more deals, we expect our quarterly dividend to continue to increase during the year,” stated Fifth Street Finance Corp.’s President and Chief Executive Officer, Leonard M. Tannenbaum.
Dividends are paid from taxable income. Fifth Street’s Board of Directors determines quarterly dividends based on estimates of taxable income, which differ from book income due to changes in unrealized appreciation and depreciation of investments and due to temporary and permanent differences in income and expense recognition.
Fifth Street has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of its dividends on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if Fifth Street declares a cash dividend, its shareholders who have not “opted out” of Fifth Street’s DRIP will have their cash dividends automatically reinvested in additional shares of Fifth Street common stock, rather than receiving the cash dividends. If your shares of Fifth Street common stock are held through a brokerage firm or other financial intermediary and you wish to participate in the DRIP, please contact your broker or other financial intermediary.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
The Fifth Street Finance Corp. logo is available at
http://www.globenewswire.com/newsroom/prs/?pkgid=5525
Forward-Looking Statements
This press release may contain certain forward-looking statements, including statements with regard to the future performance of Fifth Street Finance Corp. Words such as “believes,”

“expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in our filings with the Securities and Exchange Commission. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Director, Investor Relations (914) 286-6811 stacey@fifthstreetcap.com